                                                                    EXHIBIT 13.1

                            CERTIFICATION PURSUANT TO
                              18 US C SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Tower Semiconductor Ltd. (the
"Registrant") on Form 20-F for the year ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I,
Russell C. Ellwanger, Chief Executive Officer of the Registrant, certify, pursuant to 18 US C. section 1350, as adopted pursuant to section 906 of the
Sarbanes-Oxley Act of 2002, that to my knowledge:

     1.   the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and section 13 (a).

     2.   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                                     /s/ Russell C. Ellwanger
                                                     ------------------------
                                                     Russell C. Ellwanger
                                                     Chief Executive Officer

June 25, 2007

     A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.